Loss per share	12 Months Ended
Dec. 31, 2021
Loss per share
Loss per share

22. Loss per share

Basic and diluted loss per share is calculated by dividing the loss attributable to equity holders of the Company by the weighted average number of shares in issue during the year excluding shares purchased by the Group and held as treasury shares.

	2021	2020	2019
Loss attributable to equity holders of the Company	(15,351,914)	(12,858,599)	(14,780,604)
Weighted average number of shares in issue	34,119,666	26,681,774	26,428,269
Basic and diluted loss per share	(0.45)	(0.48)	(0.56)

The Company has three categories of dilutive potential shares as at December 31, 2021 , 2020 and 2019: equity sharing certificates (“ESCs”), share options and warrants. As of December 31, 2021, 2020 and 2019, equity sharing certificates, share options and warrants have been ignored in the calculation of the loss per share, as they would be antidilutive.

The total number of dilutive instruments as of December 31, 2021 is 29,590,875 (respectively 2020: 13,034,108 and 2019: 11,906,248) which primarily consists of 198,750 ESCs, 8,615,885 ESOP, 5,866,898 warrants granted to investors on March 29, 2018, 9,230,772 warrants and 5,478,570 pre-funded warrants granted to one investor on December 21, 2021 (respectively 2020: 198,750 ESCs, 6,768,460 ESOP and 5,866,898 warrants granted to investors on March 29, 2018 and 2019: 198,750 ESCs, 5,540,600 ESOP and 5,866,898 warrants granted in connection with the capital increase of March 18, 2018). These options could potentially dilute basic earnings per share in the future.